UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2007

Triple Bay Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	333-136827	31-1378556
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1630 Integrity Drive, East Columbus, OH	43209
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 614.449.8614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On January 10, 2007, a STOCK PURCHASE AGREEMENT was entered into by and among BETH JARVIS (“Seller”); AVENEL FINANCIAL GROUP, INC. (“Purchaser”) and TRIPLE BAY INDUSTRIES, a Florida corporation (“Company”) pursuant to which upon Closing Seller will sell to Purchaser 15,000,000 shares of the Company’s common stock, no par value (the “Common Stock”) (the “Shares”), representing 98% of the Company’s issued and outstanding shares of the Common Stock. The Agreement contains various conditions to closing, including the Company’s filing of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

The agreement provides that upon closing existing management and directors will resign and new management and directors will be elected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple Bay Industries, Inc.

By:	/s/ Beth Jarvis,
Beth Jarvis,
President

DATED: January 10, 2007